EXHIBIT 10.2

                               AMENDMENT TO LEASE

         This Amendment is entered into on June 17, 1999 by and between Elf Realty Corporation, as Landlord ("Landlord") and Service 1st Bank as Tenant ("Tenant").

                                    Recitals

          A. Landlord and Tenant have entered into that certain Lease dated April 13, 1999 (the "Lease") pursuant to which Tenant has leased certain real property and improvements at 60 West 10th Street, Tracy, California.

          B. Landlord and Tenant now desire to make certain corrections in numbering, add language, and clarify the payment of rents.


         NOW THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and of the benefits to accrue to the parties hereto, Landlord and Tenant agree as follows:

          1. Section 1.01 Basic Lease Provisions - Lease Term Rental Commencement Date and Term (Section 2.05). The reference to
               Section 2.05 is hereby changed to Section 2.03.

          2. Section 1.01 Basic Lease Provisions - Common Area Maintenance Payment & Operating Expense (Section 4.01). The reference to
               Section 4.01 is hereby changed to Section 5.01 and 6.02.

          3. Section 3.01 Fixed Minimum Rent. Add the following to the end of the paragraph: All payments of rent shall be made payable and sent to HSR Realty, 814 Ackerman Dr., Danville, CA. 94526.

          4.   Section 10.01.5. Add this new paragraph:

                    Notwithstanding any other provision of this Lease, Landlord shall not have the right to take possession of any of Tenant's business records or the records or personal property located on the premises of any customer of Tenant or of any other third party. Furthermore, any rights and remedies of Landlord are subject to the powers of the California Department of Financial Institutions and other Regulatory Authority to enter upon or assume control of the Premises and of any personal property thereon.

          5. Except as set forth above, the terms and conditions of the Lease shall retrain unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to Lease to be executed on the date hereinabove set forth.

LANDLORD, Elf Realty Corporation:         TENANT, Service 1st Bank



By:__________________________             By: _______________________________
Brian Collins, President                  Brian Garrett, Chief Executive
                                          Officer

                                   ARTICLE I
                                   ---------
                             BASIC LEASE PROVISIONS
                            ENUMERATION OF EXHIBITS


SECTION 1.01.                   Basic Lease Provisions.
-------------                   -----------------------

DATE:                           April 13,1999

LANDLORD:                       Elf Realty Corporation

ADDRESS OF LANDLORD:            HSR Realty
                                814 Ackerman Dr.
                                Danville, CA 94526

TENANT:                         Service 1st Bank (Proposed)

ADDRESS OF TENANT:              60 West Tenth Street, Tracy, CA.

PERMITTED USE:                  (1) The delivery of financial services to
                                commercial and retail customers including operating a bank, savings bank, credit union, insurance company/agency, stock brokerage, trust company, or related financial services company or institution, (2) general office use, (3) data processing, or (4) any other business now or in the future operated by Tenant, its affiliates, subsidiaries, or assignees, in accordance with
                                Article IV.

TENANT'S TRADE NAME:            Service 1st Bank (Proposed)

PREMISES:                       The entire building located at 60 West Tenth
                                Street, Tracy, CA.

LEASE TERM RENTAL COMMENCEMENT  Seven (7) years commencing no later than 60 days
DATE AND TERM (Section 2.05):   following the vacating of the Premises by the
                                current Tenant, but no later than May 1, 2000
                                (commencement date)

LEASE YEAR:                     If the Commencement date is other than the first
                                day of a calendar month, the first Lease Year shall be the period of time from said
                                Commencement Date to the end of the month in which said Commencement date shall occur plus the following twelve (12) calendar months. Each
                                Lease Year thereafter shall be successive period of twelve (12) calendar months.

FIXED MINIMUM RENT              $6,100.00 (Six Thousand One Hundred Dollars) per
(Section 3.01):                 calendar month of the Lease Year.

PERIODIC COST OF LIVING         An integral part of this Lease
ADJUSTMENT (Section 3.02):


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                                       1

COMMON AREA MAINTENANCE         Tenant to pay all taxes and assessments,
PAYMENT & OPERATING EXPENSE     maintenance and repairs.  Landlord to pay real
(Section 4.01):                 property Insurance.

PREPAID RENT:                   $6,100.00 (Six Thousand One Hundred Dollars)
                                upon execution of this Lease as prepaid rent to be applied to the first installment of Fixed
                                Minimum Rent due hereunder. If this Lease is terminated as per Section 17.21 below, the prepaid rent shall immediately be refunded to Tenant.

SECURITY DEPOSIT:               $6,100.00 (Six Thousand One Hundred Dollars)
                                upon execution of this Lease. If this Lease is terminated as per Section 17.21 below, the Security Deposit shall immediately be refunded to Tenant.

OPTION TO RENEW:                Tenant has two (2) consecutive options to extend
                                the Lease term for five (5) years each as per
                                Section 3.05 below. The Fixed Minimum Rent shall be adjusted under the terms of this Lease.
                                All other terms of this Lease shall remain in effect.

SECTION 1.02.     Significance of a Basic Lease Provision.
------------      ----------------------------------------

Each reference in this "Lease" to any of the Basic Lease Provisions contained in
Section 1.01 of this Article shall be deemed and construed to incorporate all of the terms thereof. The Basic Lease Provisions shall be construed in connection with and limited by any such reference.


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                                        2

                                   ARTICLE II
                                   ----------
                     DEMISE OF PREMISES AND QUIET ENJOYMENT

SECTION 2.01.     Description and General Obligations.
------------.     ------------------------------------

Landlord owns the building located at 60 West Tenth Street, Tracy, CA. In consideration of the rents, covenants and agreements reserved and contained in this Lease, Landlord hereby leases and demises the Premises to Tenant and Tenant rents same, in order that Tenant shall continuously operate its business operations thereon in accordance with its Permitted Use, subject only to the terms and conditions herein contained and all liens, encumbrances, easements, restrictions, zoning laws, and governmental or other regulations affecting the Premises.

The Premises shall include the following fixtures: any items left by the previous Tenant such as the vault, teller line, and other cabinetry to be mutually agreed upon, and which shall remain the property of Landlord.

SECTION 2.02.     Quiet Enjoyment.
-------------     ----------------

Landlord covenants that Tenant, upon paying all sums due from Tenant to Landlord, hereunder "Rent", and performing and observing all of Tenant's obligations under this Lease, shall peacefully and quietly have, hold and enjoy the Premises and the appurtenances throughout the Lease Term without interference by the Landlord, subject, nevertheless, to the other terms and provisions of this Lease.

SECTION 2.03.     Statement of Lease Term.
-------------     ------------------------

When the commencement date and termination date of the Lease Term have been determined, Landlord and Tenant shall execute and deliver a written statement in recordable form specifying therein the Rental Commencement Date and termination date of the Lease Term.


                                   ARTICLE III
                                   -----------
                                      RENT

SECTION 3.02.     Fixed Minimum Rent.
-------------     -------------------

During the entire Lease Term, Tenant covenants and agrees to pay to Landlord, in lawful money of the United States, without any prior demand and without any deduction or setoff whatsoever, the fixed Minimum Rent as provided in Section
1.01. The payment of Fixed Minimum Rent by Tenant to Landlord shall be made in advance on the first day of each calendar month during the Lease Term hereof. Fixed Minimum Rent for any partial calendar month during the Lease Term shall be prorated on a per diem basis.

SECTION 3.02      Periodic Cost of Living Adjustment.
------------      -----------------------------------

The minimum monthly rent shall be subject to adjustment at the commencement of the second year of the term and each year thereafter ("the adjustment date") as follows:

The base for computing the adjustment is the Consumer Price Index (All Urban consumers) (base year 1982-1984 - 100) for San Francisco-Oakland-San Jose published by the United States Department of Labor, Bureau of Labor Statistics ("Index") which was last published one (1) year prior to the Adjustment Date ("Beginning Index"). The Index last published prior to the Adjustment Date ("Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the


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                                       3

Beginning Index, the minimum monthly rent for the following year (until the next rent adjustment) shall be set by multiplying the minimum monthly rent for the preceding period by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index.

The above adjustment shall be subject to a minimum floor of two percent (2%) and a maximum cap of five percent (5%) therefore the adjusted minimum rent shall be no less than two percent (2%) greater than the monthly minimum rent in effect prior to the Adjustment Date then occurring and shall be no more than five percent (5%) greater than the monthly minimum rent in effect prior to the Adjustment Date then occurring.

If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

SECTION 3.03.     Additional Charges.
-------------     -------------------

In addition to Fixed Minimum Rent, all other payments (except reimbursements) to be made by Tenant to Landlord shall be deemed to be and shall become "Additional Rent" hereunder whether or not the same be designated as such, and shall be due and payable on demand together with any interest thereon; and Landlord shall have the same remedies for failure to pay same as for a non-payment of Minimum Rents. (Minimum Rent and Additional Rent are hereinafter sometimes collectively referred to as "Rent"). If Tenant fails to make any payment of Rent when due as required under the applicable provisions of this Lease, Tenant shall pay a late charge in accordance with Section 3.04 hereof.

SECTION 3.04.     Past Due Rent and Additional Rent.
-------------     ----------------------------------

If Tenant shall fail to pay, when the same is due and payable, any Rent or any Additional Rent, or amounts or charges of the character described in Section
3.03 hereof, Tenant shall pay as Additional Rent a late fee equal to six (6%) percent of the delinquent amount if such payments are not paid within five days of their due date. Landlord and Tenant agree that this late charge represents a reasonable estimate of the costs and expenses Landlord will incur and is fair compensation to Landlord for its loss suffered by reason of late payment by Tenant.

SECTION 3.05.     Option to Renew.
-------------     ----------------

If Tenant elects to exercise its Option to Renew provided for in Section 1.01, then Tenant shall provide Landlord with written notice not earlier than six (6) months prior to the expiration of the then current term of the Lease, but no later than 5:00 p.m. (Pacific Time) on the date which is three (3) months prior to the expiration of the then current term of the Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

SECTION 3.06.     Option Minimum Rent.
-------------     --------------------

The Fixed Minimum Monthly Rent for the Option Period shall be determined by either the Cost of Living Adjustment (Section 3.02) or the Fair Market Rental (Section 3.07 below), whichever is greater.

Should the Fair Market Rental Adjustment prevail for one or both of the two Option Periods, the Fixed Minimum Monthly Rent shall be adjusted in accordance with Section 3.07 for the first year and Section 3.02 for the second and subsequent years.


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                                       4

SECTION 3.07.     Fair Market Rental.
-------------     -------------------

Fair Market Rental shall be the actual rental rates for comparable space of comparable financial institutions in other comparable areas of Tracy, California, adjusting to account for, with respect to such rental, any difference between the lease and the lease(s) of comparable space, including without limitation, net versus gross lease provisions. Fair Market Rental shall be determined pursuant to the foregoing factors and shall mean the Fair Market Rental in effect as of the beginning of the Option Period.

Not less than sixty (60) days before the beginning of each Option Period, Landlord shall notify Tenant of Landlord's determination of the Fair Market Rental for the Premises for the coming Option Period (the Fair Market Rental Notice).

If Tenant disputes the amount of the Fair Market Rental as determined by Landlord, Tenant may require that Landlord submit the dispute to arbitration. The judgment rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between parties. The arbitration shall be conducted in San Francisco, California, in accordance with the then prevailing rules of the American Arbitration Association or its successors for arbitration of commercial disputes, except to the extent that the procedures mandated by such rules shall be modified as follows:

Tenant shall make demand for arbitration in writing within twenty (20) business days after receipt of the Fair Market Rental Notice, specifying therein the name and address of the person to act as the arbitrator on Tenant's behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the fair market rental of comparable space in comparable areas in Tracy, California. Failure on the part of Tenant to make a timely and proper demand for such arbitration shall constitute a waiver of the right thereto, and rental for the option period shall be the amount stated in the Fair Market Rental Notice. Within ten (10) business days after the service of the demand for arbitration, Landlord shall give notice to Tenant specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the appointment of its arbitrator within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue.

If two arbitrators are chosen pursuant to the preceding paragraph, the arbitrators so chosen shall meet within ten (10) business days after the second arbitrator has been appointed and, if within twenty (20) business days after such meeting the two arbitrators are unable to agree promptly upon a determination of Fair Market Rental, they - themselves - shall appoint a third arbitrator who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators.

If the two arbitrators are unable to agree upon such appointment within five (5) business days after the expiration of such twenty (20) day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon within a further period of ten (10) business days. If the parties cannot so agree, then either party, on behalf of both, may request the then Chief Judge of the United States District Court having jurisdiction over the City of San Francisco, California, to appoint a third arbitrator and the other party shall not raise any question as to the judge's full power and jurisdiction to entertain the application for and make the appointment.

Where the issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settled between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators as follows:
The arbitrator selected by each of the parties shall state in writing his determination of the Fair Market Rental supported by the reasons therefore with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rental. The third arbitrator shall have no right to propose


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                                       5
a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and shall be final and binding upon the parties.

If any arbitrator fails, refuses, or is unable to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for the appointment of the third arbitrator. The arbitrators shall attempt to decide the issue within ten (10) business days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expense of its respective arbitrator and both shall share the fees and expenses of the third arbitrator, if any. The attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

The arbitrators shall have the right to consult experts and competent authorities for factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrators shall render their decision in writing with counter-part copies to each party. The arbitrators shall have no power to modify the provisions of the lease.

If the new rental term begins prior to determination of Fair Market Rental, then the minimum monthly rental initially due during the new rental term shall be the amount stated in the Fair Market Rental Notice. Within fifteen (15) days after determination of the Fair Market Rental, the appropriate party shall pay the other party the difference between the amount actually paid and the amount that should have been paid pursuant to this Paragraph 2.

In no case shall the Fixed Minimum Monthly Rent be less than the minimum monthly rent paid immediately preceding the option period year, plus two (2%) percent.

                                   ARTICLE IV
                                   ----------
                                  PERMITTED USE


SECTION 4:01.     Use of Premises.
-------------     ----------------

Tenant shall use and occupy the Premises during the term for the purpose of delivering financial services to commercial and retail customers including operating a bank, savings bank, credit union, mortgage company, insurance company/agency, stock brokerage, trust company, or related financial services company or institution (2) general office use, (3) data processing, or (4) any other business now or in the future operated by Tenant, its affiliate, subsidiaries, or assignees, and for no other purpose whatsoever without the written consent of Landlord.

SECTION 4.02.     Continuous Operation.
-------------     ---------------------

Tenant shall continuously during the entire term hereof conduct and carry on Tenant's aforesaid business in the Premises and shall keep said Premises open for business and cause such business to be conducted thereon during each and every business day for such number of hours each day as is customary for business of like character in the City of Tracy, except for a temporary shutdown on account of strikes, lockouts or causes beyond the control of Tenant, or (for not more than one (1) day) out of respect to the memory of any deceased officer or employee of Tenant.


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                                       6

Should Tenant close the Premises without the express consent of Landlord, Landlord may terminate this Lease.

SECTION 4.03.     Abandonment.
-------------     ------------

Tenant agrees not to vacate or abandon the Premises at any time during the Lease Term. Should Tenant vacate or abandon the Premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a breach of this Lease and, in addition to any other rights which Landlord may have, Landlord may, after notice to Tenant, terminate this Lease and remove any personal property belonging to Tenant which remains on the Premises and store the same in a public warehouse or elsewhere, such removal and storage to be at the cost of and for the account of Tenant

Notwithstanding the above, Tenant may vacate the Premises, with prior written notice to Landlord, at any time, for no more than six (6) months, and such action shall not constitute an event of default provided Tenant continues to meet all other Lease Obligations, including Rent.

SECTION 4.04.     Surrender of Premises.
-------------     ----------------------

At the termination of this Lease, Tenant shall surrender the Premises in the same condition (subject to the removals hereinafter required) as the Premises were on the date Tenant opened the Premises for business to the public, reasonable wear and tear and loss due to insured casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rents and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Prior to termination, Tenant shall remove all its trade fixtures, and, to the extent required by Landlord by written notice, any other installation, alterations or improvements before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

                                   ARTICLE V
                                   ---------
                                 OPERATING COSTS

SECT10N 5.01.     Operating Costs.
-------------     ----------------

During each month of the Lease Term, Tenant shall pay all taxes, public charges and assessments of whatsoever nature directly or indirectly assessed or imposed upon the land, buildings, equipment and improvements constituting the Premises, including, but not limited to, all real property taxes, rates, duties and assessments, local improvement taxes, import charges or levies, whether general or special, that are levied, charged or assessed against the Premises by any lawful taxing authority whether federal, state, county, municipal, school or otherwise (other than income, inheritance and franchise taxes thereon).

                                   ARTICLE VI
                                   ----------
                INSTALLATION, MAINTENANCE, OPERATION AND REPAIR

SECTION 6.01.     Tenant Installation.
-------------     --------------------

Tenant shall, at Tenant's sole expense, install all trade fixtures and equipment required to operate its business (all of which shall be of first-class quality and workmanship). All trade fixtures, signs, or other personal property installed in the Premises by Tenant shall remain the property of Tenant and may be removed at any time provided that Tenant is not in default hereunder and provided the removal thereof


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                                       7
does not cause, contribute to, or result in Tenant's default hereunder; and further provided that Tenant shall at Tenant's sole expense promptly repair any damage to the Premises resulting from the removal of personal property and shall replace same with personal property of like or better quality. The term "trade fixtures" as used herein shall not include carpeting, floor coverings, attached shelving, lighting fixtures other than free-standing lamps, wall coverings, or similar Tenant improvements which upon installation shall immediately become the property of Landlord but which can be moved, modified, or changed by Tenant at any time during the Lease Term without permission from Landlord. Tenant shall not attach any fixtures or articles to any portion of the Premises, nor make any alterations, additions, improvements, or changes or perform any other work whatsoever in and to the Premises, other than minor interior cosmetic and decorative changes which do not exceed Five Thousand Dollars ($5,000.00) in the aggregate per Lease Year, without in each instance obtaining the prior written approval of Landlord. Any alterations, additions, improvements, changes to the Premises or other work permitted herein shall be made by Tenant at Tenant's sole cost and expense.

SECTION 6.02.     Maintenance and Repairs by Tenant.
-------------     ----------------------------------

Except as provided in Section 6.01 hereof, Tenant shall, at Tenant's expense, at all times keep the Premises and appurtenances and every part thereto in good clean, sanitary and safe order, condition and repair, including fixtures, electrical, plumbing, sewage systems, sidewalks, parking lot and landscaping, thereby waiving all rights to make repairs at the expense of Landlord as provided in Section 1942 of the Civil code of the State of California, and all rights provided for by Section 1941 of said Civil Code. Tenant shall replace all broken glass with glass of the same size and quality and on a quarterly basis maintain and repair HVACs. Any replacement of major parts or an entire HVAC unit shall be handled as follows: Upon determination of the need for replacement of parts or an entire unit, and the cost, Tenant shall notify Landlord of the extent and cost of the replacement, Tenant shall be responsible for the first $5000 of cost for each HVAC unit. The $5000 shall be cumulative from the beginning of the Lease Term, and shall continue through the option periods. The cumulative $5000 shall not include costs paid by Tenant for quarterly maintenance or minor repairs. If the replacement of parts or an entire unit exceeds the $5000 cap per unit, Landlord shall pay the difference between the actual cost and the $5000. Tenant shall, in a manner satisfactory to Landlord, paint the interior of the Premises when necessary to maintain at all times a clean and sightly appearance. In the event Tenant fails to perform any of its obligations as required hereunder, Landlord may, but shall not be required to, perform and satisfy same, with Tenant hereby agreeing to reimburse Landlord for the cost hereof promptly upon demand.

Tenant shall make any and all additions, improvements, alterations, and repairs to or on the Premises (other than those required for the structural repair of the roof, or exterior walls), which may at any time during the Lease Term be required or recommended by any lawful authorities, insurance underwriters, inspection rating bureaus, or insurance inspectors designated by Landlord. Landlord may, but shall not be obligated to deal directly with any authorities respecting their requirements for additions, improvements, alterations or repairs. All such repairs shall be performed in a good and workmanlike manner, up to code. All such additions, improvements, and alterations thereto shall become immediately the property of Landlord. Tenant shall comply with all county, municipal, state, and federal laws and regulations including those relating to commercial banks, now in force or which hereafter may be in effect pertaining to the Premises.

SECTION 6.03.     Signs, Awnings and Canopies.
-------------     ----------------------------

Tenant shall not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and shall not place or maintain any exterior lighting, plumbing fixture or protruding object or any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval and consent, which shall not be unreasonably withheld. Notwithstanding the above,


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

Tenant shall be allowed to put the business hours, trade name and logo, and legal name in vinyl letters on the door windows, and to place signs and banners on the interior of the windows during marketing promotions without the consent of Landlord. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Tenant is allowed to place signs and awnings on the exterior of the building as per City of Tracy codes.

SECTION 6.04.     Discharge Of All Liens.
-------------     -----------------------

Tenant shall not create or permit to be created or to remain, and shall discharge, any lien (including, but not limited to, the liens of mechanics, laborers or materialmen for work or materials alleged to be done or furnished in connection with the Premises), encumbrance or other charge upon the Premises or any part thereof, upon Tenant's leasehold interest therein, provided, that Tenant shall not be required to discharge any such liens, encumbrances or charges as may be placed upon the Premises by the act of Landlord.

Tenant shall have the right to contest, in good faith and by appropriate legal proceedings, the validity or amount of any mechanics', laborers' or materialmen's lien or claimed lien. In the event of such contest, Tenant shall give to Landlord reasonable security as may be required by Landlord to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises or any part thereof by reason of such non-payment. On final determination of such lien or such claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have such lien released or judgment satisfied at Tenant's expense, and upon such payment and release of satisfaction, Landlord shall promptly return to Tenant such security as Landlord shall have received in connection with such contest. Landlord reserves the right to enter the Premises to post and keep posted notices of non-responsibility for any such lien. Tenant shall pay, protect and indemnify Landlord from and against all liabilities, losses, claims, damages, costs and expenses, including reasonable attorney's fees, incurred by Landlord by reason of the filing of any lien and/or the removal of the same.

SECTION 6.05.     Utilities.
-------------     ----------

From the time Tenant first enters the Premises for the purpose of installing fixtures or from the commencement of the Lease Term, whichever date is the earlier, Tenant shall pay in a timely manner for water, gas, light, power, refuse, and all other utilities and services to or consumed in or on the Premises.

Utility service providers shall be chosen and retained by Landlord.

Tenant shall comply with all present and future laws, order, and regulations of all federal, state, municipal and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse and trash.

SECTION 6.06.     Maintenance by Landlord.
-------------     ------------------------

Except as provided in Section 9 and for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at its sole cost and expense, shall keep in good condition and repair the foundations, exterior walls, and exterior roof of the Premises. Landlord shall also maintain the unexposed electrical, plumbing and sewage systems including, without limitation, those portions of the systems lying outside the Premises; window frames, gutters and down spouts on the building. If maintenance or repair of any item in this Section 6.06 is necessary due to the negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Tenant shall repair and maintain such items. Notwithstanding anything in this Lease to the contrary, Landlord shall only be responsible for repairs of the items mentioned in this Section if said repairs are due to normal wear and tear, age, or obsolescence. For example, if wiring in the walls needs repair because of the age of the wiring or a faulty or old breaker, said repairs shall be the responsibility of Landlord. If Tenant overloads


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

a circuit by attaching too much equipment to it, causing damage to the wiring or breakers, Tenant shall be responsible for repairing the wires and breakers.

Landlord shall comply with all county, municipal, federal, and state laws and regulations, including those relating to commercial banks, now in force or which hereafter may be in effect pertaining to the Premises.

Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable for failure to make repairs required to be made by Landlord under provisions of this Lease unless Tenant has previously notified Landlord in writing of the need for such repairs and Landlord has failed to commence and complete the repairs within a reasonable time following receipt of Tenant's notification. If Landlord fails to commence such repairs or replacements required of Landlord pursuant to the foregoing within thirty (30) days after written notice from Tenant of the need for such work (or if more than thirty
(30) days shall be required because of the nature of the work, if Landlord shall fail to diligently proceed to commence to perform such work after written notice), Tenant shall be entitled to make such repairs as are necessary, and Landlord shall reimburse Tenant for the cost paid by Tenant in doing so within thirty (30) days after Tenant's delivery to Landlord of an invoice, together with reasonable back up documentation for same.

SECTION 6.07.     Hazardous Substances.
-------------     ---------------------

Landlord has no knowledge of the presence of hazardous substances in or on the Premises. Hazardous substances pose only a hazard when disturbed, damaged, or released into the air. Therefore, Tenant shall inform Landlord anytime Tenant plans to repair, remove, or otherwise disturb any areas or materials that may contain hazardous substances and where there may be the possibility of releasing, disturbing, or coming in contract with hazardous substances.

In the event that any hazardous substances are discovered in or on the Premises, which may present a danger to Tenant and Tenant's agents, employees, invitees, etc. when disturbed or released in the air, and it is determined that such hazardous substances have been placed on the Premises prior to Tenant's occupancy, such hazardous substances shall be encapsulated (if feasible) or diligently removed by qualified personnel, at Landlord's cost and expense.

The making of alterations or the removal of all or a portion of such hazardous substances shall not entitle Tenant to any damages except for injury or damages arising out of Landlord's negligence or that of its agents nor shall it relieve Tenant of the obligation to pay any sums due under this Lease except to the extent that the premises are unusable for the conduct of business during or after the removal.

Tenant shall not cause or permit the storage or use of any hazardous substances in or on the Premises.

                                  ARTICLE VII
                                  -----------
                    OPERATING RULES, REGULATIONS, SURRENDER

SECTION 7.01.     Rules and Regulations.
-------------     ----------------------

Tenant agrees to comply with and observe the following rules and regulations:

1. No aerial or antennae shall be erected on the roof or exterior walls of the Premises or on the grounds, without in each instance, the written consent of Landlord. Any aerial or antennae so installed without such written consent shall be subject to removal without notice at any time at Tenant's sole cost and expense.


--------------------------------------------------------------------------------

2. The exterior areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.

3. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents or invitees shall, have caused it

4. Tenant shall not commit or suffer to be committed any waste upon the Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Premises may be located.

6. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state of California, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force, and all regulations, orders and other requirements issued or made pursuant to any such ordinances and statutes.

Tenant agrees to comply with and observe the rules and regulations set forth above. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of the Lease Terms in the manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to amend or supplement said rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Premises provided these amendments are agreeable to both Landlord and Tenant and both shall be reasonable in negotiating if negotiation becomes necessary.

                                  ARTICLE VIII
                                  ------------
                                   INSURANCE

SECTION 8.01.     Tenant's Coverage.
-------------     ------------------

Tenant shall maintain at its sole expense during the term hereof, liability insurance covering the Premises with a $2,000,000 Limit of Liability for commercial general liability for each occurrence and $2,000,000 annual aggregate. Tenant shall also keep in force rent insurance as well as special form property insurance for the full replacement value of Tenant's improvements and Tenant's property, including, but not limited to, inventory, trade fixtures, furnishings and other personal property. Tenant shall also have plate glass insurance covering all plate glass on the Premises at full replacement value, however for plate glass coverage Tenant shall have the option to either insure this risk or self-insure. Tenant shall cause such insurance policies to name Landlord as an additional insured and to be written so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. In addition, Tenant shall keep in force workman's compensation or similar insurance to the extent required by law. Tenant shall deliver to Landlord at least five (5) days prior to the commencement of the Term a copy of the insurance policy or the endorsement evidencing coverage and evidencing Landlord, Elf Realty Corporation, as additional insured. Each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument furnished to Landlord that it will give Landlord thirty (30) days' prior written notice before the policy or policies in question shall be altered or canceled.


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                                       11

SECTION 8.02.     Landlord Coverage.
-------------     ------------------

Landlord shall throughout the Lease Term, at its sole cost and expense, keep the property insured.

SECTION 8.03.     Indemnification.
-------------     ----------------

During the term of this Lease, Tenant shall indemnify and hold Landlord, Landlord's officers, agents, and employees, harmless from any loss, cost or expense of any sort or nature, and from any liability to any person on account of any damage to person or property arising out of any failure of Tenant to perform and comply in any respect with any of the requirements and provisions of this Lease, provided that such damage does not result directly or indirectly by reason of conduct of Landlord, Landlord's officers, agents and employees. Landlord shall indemnify and save Tenant harmless from any loss, cost or expense of any sort or nature, and from any liability to any person on account of any damage to person or property arising out of any failure of Landlord to perform and comply in any respect with any of the requirements and provisions of this Lease; provided that such damage does not result directly or indirectly by reason of conduct of Tenant, its agents and employees.

SECTION 8.04.     Indemnity Agreement.
-------------     --------------------

Tenant hereby agrees to indemnify Landlord, Landlord's officers, agents and employees against, and hold Landlord, Landlord's officers, agents and employees harmless from any and all claims, demands, actions, loss or liability because or on account of injuries to or death of any person (including death or injuries to Tenant's employees) and damage to property of others, howsoever caused or sustained (except where caused in whole or in part by negligence of Landlord, Landlord's officers, agents and/or employees,) and in any way arising out of or connected with the occupancy or use of the Premises (including the ways immediately adjoining).

SECTION 8.05.     Release.
-------------     --------

Tenant hereby waives and releases all claims which Tenant may have against Landlord, Landlord's officers agents and employees, for damages to or loss of any property of any kind in which Tenant has an interest, howsoever such loss or damage may have occurred or been caused.

                                   ARTICLE IX
                                   ----------
                              DAMAGE & CONDEMNATION

SECTION 9.01.     Partial Damage.
-------------     ---------------

If the Premises are partially damaged or destroyed and paragraph 9.02 does not apply, Landlord shall promptly repair the damage and restore the improvement at Landlord's expense. The completed repair, restoration or replacement shall be equal in value, quality and use to the condition of the improvement immediately before the damage.

SECTION 9.02.     Major Damage: Destruction.
-------------     --------------------------

If the Premises are destroyed or damaged and the damage or destruction renders more than 50% of the Premises permanently untenantable, either party may elect to terminate the Lease as of the date of the damage or destruction by giving the other party written notice within 30 days after the date of the damage. In such event all rights and obligations of the parties shall cease as of the date of termination, and Tenant shall be entitled to reimbursement of any Prepaid Rent. If neither party elects to terminate, Landlord shall promptly and diligently proceed to restore the Premises to substantially the same form as


--------------------------------------------------------------------------------
prior to the damage or destruction. Work shall be commenced as soon as possible and shall proceed without interruption during normal working hours except for work stoppages on account of labor disputes and matters outside of Landlord's control.

SECTION 9.03.     Rent Abatement.
-------------     ---------------

Rent shall be proportionately abated during the repair of any damage to the Premises to the extent Tenant's use of the Premises is materially impaired.

SECTION 9.04.     Tenant's Work.
-------------     --------------

Promptly following such destruction, Tenant shall, at Tenant's expense, perform any work required to place the Premises in their prior condition and Tenant shall restore, repair or replace its stock in trade fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

SECTION 9.05.     Condemnation.
-------------     -------------

9.05.1    Taking.

          The term "Taking" as used in this Section 9.05, shall mean an appropriation or taking under the power of eminent domain by any public or quasi-public authority or a voluntary sale or conveyance in lieu of condemnation but under threat of condemnation.

9.05.2    Total Taking.

          In the event of a Taking of the entire Premises, this Lease shall terminate and expire as of the date possession is delivered to the condemning authority, and Landlord and Tenant shall each be released from any liability accruing pursuant to this Lease after the date of such termination, but Minimum Annual Rent and Additional Rent for the last month of Tenant's occupancy shall be prorated and Landlord shall refund to Tenant any Minimum Annual Rent and Additional Rent paid in advance.

9.05.3    Partial Taking.

          If (a) there is a Taking of a material portion of the Premises and the remainder of the Premises is not, in Tenant's sole but reasonable business judgment, suitable for the continued operation of Tenant's business, Tenant may terminate this Lease upon giving notice in writing of such election to Landlord within thirty (30) days after receipt by Tenant from Landlord of written notice that a portion of the Premises has been so appropriated or taken. In each case, the termination of this Lease shall be effective as of the date Tenant is required to vacate the Premises, or the portion of the Premises taken.

9.05.4    Award.

          The entire award or compensation in any such condemnation proceeding, whether for a total or partial Taking, or for diminution in the value of the leasehold or for the fee, shall belong to and be the property of Landlord; and, in any event, the holder of any mortgage or deed of trust encumbering the Project shall have a first priority to the extent of the unpaid balance of principal and interest on its loan. Without derogating the rights of Landlord or said lender under the preceding sentence, Tenant shall be entitled to recover from the condemning authority such compensation as may be separately awarded by the condemning authority to Tenant or recoverable from the condemning authority by Tenant in its own right for the taking of


--------------------------------------------------------------------------------
                                       13
          trade fixtures and equipment owned by Tenant and for the expense of removing and relocating its trade fixtures and equipment, but only in the event that the compensation awarded to Tenant shall be in addition to and shall not diminish the compensation awarded to Landlord as provided above.

9.05.5    Continuation of Lease.

          In the event of a Taking, if Landlord and Tenant elect not to terminate this Lease as provided above (or have no right to so terminate), Landlord agrees, at Landlord's cost and expense as soon as reasonably possible after the Taking, to restore the Premises (to the extent of the condemnation proceeds) on the land remaining to a complete unit of like quality and character as existed prior to the Taking and, thereafter, Minimum Annual Rent and Additional Rent payable by Tenant hereunder shall be reduced on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining, and Landlord shall be entitled to receive the total award or compensation in such proceedings.


                                   ARTICLE X
                                   ---------
                              DEFAULT AND REMEDIES

SECTION 10.01.    Tenant's Default.

Each of the following events shall be a default by Tenant and a breach of this
Lease:

10.01.1   Failure to Pay Rent

          Failure of Tenant to make any rent payment within ten days after receipt of written notice from Landlord that it is due.

10.01.2   Other Performance Failures.

          Failure of Tenant to perform any other term, condition or covenant of the Lease within thirty (30) days after receipt of written notice from Landlord specifying the nature of the failure with reasonable particularity. If the failure is of such a nature that it cannot be completely remedied within the 30-day period, the failure shall not be a default if Tenant begins correction of the failure within the 30 day period and thereafter proceeds with reasonable diligence and in good faith to correct the failure as soon as possible.

10.01.3   Attachment.

          Attachment, execution, levy or other seizure by legal process of any right or interest of Tenant under this Lease if not released within thirty (30) days.

10.01.4   Bankruptcy.

          An assignment by Tenant for the benefit of creditors, the filing by Tenant of a voluntary petition in bankruptcy, the filing of an involuntary petition in bankruptcy and failure of Tenant to secure a dismissal of the petition within thirty (30) days after filing, the appointment of a receiver to take possession of the Premises or improvements or the leasehold estate or of Tenant's operations on the Premises for any reason.


--------------------------------------------------------------------------------

10.01.5   Notwithstanding anything to the contrary in this Lease, in the event
          (a) Tenant or its successors or assignees shall become insolvent or bankrupt, or it or their interests under this Lease shall be levied upon or sold under execution of other legal process, or (b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution regulatory authority ("Regulatory Authority"), Landlord may, in either such event, terminate this Lease only with concurrence of any Receiver or Liquidator appointed by such Regulatory Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for Rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount greater than all accrued and Unpaid Rent to the date of termination.

SECTION 10.02.    Rights and Remedies.
--------------    --------------------

Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

Landlord may continue this Lease in full force and effect, and the Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due during the original term of this Lease. Tenant shall be liable immediately, however payment is only due within thirty (30) days of written notice by Landlord, to Landlord for all reasonable costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining Lease Term, but Tenant shall only be responsible for the obligations under this Lease for original Term hereof. Tenant shall pay to Landlord the Rent due under this Lease on the dates Rent is due, less Rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

If Landlord elects to relet the Premises as provided in this paragraph, Rent that Landlord receives from reletting shall be applied to the payment of:

First, any indebtedness from Tenant to Landlord other than Rent due from Tenant;

Second, all costs, including those for maintenance and repair, incurred by Landlord in reletting;

Third, Rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from Rent Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from the reletting is less than Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including those for maintenance and repair, Landlord incurred in reletting that remain after applying Rent received from the reletting as provided in this paragraph.

Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:


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                                       15

a) The worth, at the time of the award, of the unpaid Rent that had been earned at the time of termination of this Lease;

b) The worth, at the time of the award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided;

c) The worth, at the time of the award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; and

d) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

"The worth, at the time of the award", as used in a) and b) of this paragraph, shall be 10%. "The worth, at the time of the award", as referred to in c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

                                   ARTICLE XI
                                   ----------
                           ASSIGNMENT AND SUBLETTING


SECTION 11.01.    Landlord's Consent Required.
--------------    ----------------------------

Tenant shall not assign or sublease all or any part of its interest in this Lease or transfer any interest of Tenant therein (any and all such acts being collectively referred to herein as a "Transfer") without the prior written consent of Landlord, and attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. Landlord shall not unreasonably withhold its consent to a Transfer provided that the provisions of this Article XI are met. The only exception would be the transfer to an affiliate or subsidiary in which case the prior written consent of the Landlord is not required provided that the other provisions of this
Article XI are met.

SECTION 11.02.    Condition of Transfer.
--------------    ----------------------

If Tenant desires to effect a Transfer, Tenant shall submit in writing to Landlord within a reasonable time for evaluation prior to the proposed Transfer the following information all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective Transferee:

a)   The name and legal composition of the proposed Transferee;

b)   The nature of the business proposed to be carried on in the Premises;

c)   The terms and provisions of the proposed Transfer;

d) Such reasonable financial information as Landlord may request concerning the proposed Transferee.


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                                       16

It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. In the event Tenant seeks to transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right of remedy which Landlord may have by reason of such proposed Transfer:

1) Landlord may terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any liability hereunder accruing after such termination date by giving Tenant written notice of such termination within fifteen (15) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord gives such notice, Tenant shall surrender the Premises, in accordance with Section 15, on the effective termination date.

2) Landlord may consent to the proposed Transfer on certain conditions, including without limitations one or more of the conditions set forth in
     Section 11.03 (c), and (d) below.

SECTION 11.03.    Reasonable Consent.
--------------    -------------------

The parties hereto agree that Landlord's refusal to consent to any proposed Transfer, or conditional consent to any Transfer, shall not be deemed unreasonable if:

a) The proposed Transferee, or the proposed Transfer of the Premises to such Transferee will not attract the same or greater volume of trade and patronage to the Building as Tenant of the use of the Premises by Tenant;

b) Tenant fails to provide Landlord with the information requested by Landlord pursuant to Section 11.02 (a), (b), (c), and (d) above, within a reasonable time for evaluation prior to the proposed Transfer;

c) Landlord conditions its consent to such Transfer by requiring that Tenant agree to pay to Landlord, as Additional Rent, fifty percent (50%) of any and all rents in excess of the Rent to be paid under this Lease. For the purpose of this Article 11, the term "Rent" shall include any consideration of any kind received or to be received, by Tenant from the Transferee, if such sums are related to Tenant's interest in this Lease.

Tenant expressly agrees that the conditions imposed by Landlord for any Transfer pursuant to this Article 11 are not unreasonable for purposes of Section 1951.4
(b) (2) of the California Civil Code, as amended from time to time.

SECTION 11.04.    Assignment Fees.
--------------    ----------------

Should Tenant request the consent of Landlord to an assignment of this Lease or of any of Tenant's rights thereunder and whether or not such consent is ultimately given by Landlord and/or any such assignment, subletting, occupancy or use is carried out, Tenant agrees to pay to Landlord's agent the sum of $500.00 for services plus expenses and to Landlord reasonable attorneys' fees incurred in connection with each such request.


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                                       17

                                  ARTICLE XII
                                  -----------
                                 RIGHT OF ENTRY

SECTION 12.01.    Right of Entry.
--------------    ---------------

Landlord or Landlord's agents shall have the right to enter the Premises at reasonable times, with notice if possible, to examine the same, and to show them to prospective purchasers or tenants, to post notices, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the Rent reserved shall in no wise abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the six months prior to the expiration of the Lease Term or any renewal term, Landlord may place upon the Premises the usual notices "For Lease" which notices Tenant shall permit to remain thereon without molestation. Landlord shall limit any "For Sale" sign placed on the building to no larger than 4 feet by 4 feet, and clearly indicate on the sign that the building, not the Bank or the business, is for sale.

                                  ARTICLE XIII
                                  ------------
                                TENANTS PROPERTY

SECTION 13.01.    Taxes.
--------------    ------

Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes, levies and fees of every kind and nature, including, but not limited to, general or special assessments assessed during the Lease Term against any personal property of any kind, owned by or placed in, upon or about the Premises by Tenant and taxes assessed on the basis of Tenant's occupancy thereof, including, but not limited to, taxes measured by Rents due from Tenant hereunder.

SECTION 13.02.    Notices by Tenant.
--------------    ------------------

Tenant shall give immediate telephone or facsimile notice to Landlord in case of fire, casualty, or accidents in the Premises or in the building of which the Premises are a part or of defects therein or in any fixtures of and/or equipment and shall promptly thereafter confirm such notice in writing.

                                  ARTICLE XIV
                                  -----------
                       SUCCESSION TO LANDLORD'S INTEREST

SECTION 14.01.    Attornment.
--------------    -----------

If the interest of Landlord is transferred to any person or entity by reason of foreclosure or other proceedings of enforcement of any mortgage, deed of trust or security interest or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall upon delivery to Tenant by said transferee of a nondisturbance agreement, immediately and automatically attorn to such person or entity. In the event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default.


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                                       18

SECTION 14.02.    Subordination.
--------------    --------------

This Lease shall be subordinate to the lien of any mortgage or security deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Premises, any portion thereof, or upon any buildings hereafter placed upon the land of which the Premises are a part, and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof. The aforesaid provisions shall be self-operative and no further instrument of subordination shall be required to evidence such subordination. Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Landlord and any mortgagees or proposed mortgagees.

SECTION 14.03.     Estoppel Certificate.
--------------     ---------------------

Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises and/or the land thereunder by Landlord, an estoppel certificate shall be required from Tenant, Tenant agrees to deliver in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and stating the modification), that there are no defenses or offsets thereto (or stating those claimed by Tenant) and the dates to which Fixed Minimum Rent, and other charges have been paid.

                                   ARTICLE XV
                                   ----------
                             SURRENDER OF PREMISES

SECTION 15.01.    Condition on Surrender.
--------------    -----------------------

At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in the same condition as when tendered by Landlord, reasonable wear and tear and insured casualty excepted. Tenant shall promptly repair any damage to the Premises caused by the removal of any furniture, trade fixtures or other personal property placed in the Premises.

SECTION 15.02.    Holding Over.
--------------    -------------

Should Tenant, with Landlord's written consent, hold over at the end of the term, Tenant shall become a Tenant at will and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay rent and other charges at 105% of the highest monthly rate provided for herein.

                                  ARTICLE XVI
                                  -----------
                             TENANT FINANCIAL DATA

SECTION 16.01.    Tenant Financial Data.
--------------    ----------------------

Within fifteen (15) days after Landlord's written request, Tenant shall furnish Landlord with financial statements or other reasonable financial information reflecting Tenants current financial condition, certified by Tenant or its financial officer. If Tenant is a publicly traded corporation, delivery of Tenant's last published financial information shall be satisfactory for purposes of this Section.


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                                       19

Landlord may request the financial statements set forth herein only if the request is made for a specific reason, such as in connection with a sale, financing or refinancing the Project. Any information obtained from Tenant's financial statements shall be confidential and shall not be disclosed other than to carry out the purposes of this Lease; provided, however, Landlord shall incur no liability for the inadvertent disclosure of any such information. Landlord may divulge the contents of any financial statements in connection with any financing arrangement or sale of Landlord's interest in the Premises or in connection with any administrative or judicial proceedings.

                                  ARTICLE XVII
                                  ------------
                                 MISCELLANEOUS

SECTION 17.01.    Waiver.
--------------    -------

The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

SECTION 17.02.    Accord and Satisfaction.
--------------    ------------------------

No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

SECTION 17.03.    Entire Agreement.
--------------    -----------------

This Lease and the Exhibits and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

SECTION 17.04.    No Partnership.
--------------    ---------------

Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant

SECTION 17.05.    Force Majeure.
--------------    --------------

In the event that Landlord shall be delayed or hindered in or prevented from doing or performing any act or thing required hereunder by reason of strikes, lock-outs, casualties, Acts of God, labor troubles, inability to procure materials, failure of power, governmental laws or regulations, riots, insurrection, war or other causes beyond the reasonable control of Landlord, then Landlord shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the


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                                       20
period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

SECTION 17.06.    Notices.
--------------    --------

Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered personally or sent by either United States certified mail postage prepaid or expedited mail service and shall be addressed (a) if to Landlord at the address provided in Section 1.01 for Landlord or at such other address as Landlord may designate by written notice and (b) if to Tenant at the address provided in Section 1.01 for Tenant or at such other address as Tenant shall designate by written notice. Notices shall be effective upon delivery unless delivery is refused or cannot be made in which event notice shall be effective on mailing.

SECTION 17.07.    Captions and Section Numbers.
--------------    -----------------------------

The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such section or articles of this Lease nor in any way affect this Lease.

SECTION 17.08.    Tenant Defined, Use of Pronoun.
--------------    -------------------------------

The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The word "Landlord" shall be deemed and taken to mean each and every person or party mentioned as a Landlord herein, be the same one or more; and if there shall be more than one Landlord, any notice required or permitted by the terms of this Lease shall be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 17.09.    Partial Invalidity.
--------------    -------------------

If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 17.10.    Execution of Lease.
--------------    -------------------

The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant. If Tenant is a corporation, Tenant shall furnish Landlord with such evidence, as Landlord reasonably requires to evidence the binding effect on Tenant of the execution and delivery of this Lease.


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                                       21

SECTION 17.11.    Recording.
--------------    ----------

Tenant agrees not to record this Lease. However, Tenant and Landlord, upon request of either, agree to execute and deliver a memorandum or so-called "short form" of this Lease in recordable form for the purpose of recordation at Tenant's expense. Said memorandum or short form of this Lease shall describe the parties, the Premises and the Lease Term and shall incorporate this Lease by reference.

SECTION 17.12.    Applicable Law.
--------------    ---------------

The Laws of the State of California shall govern the validity, performance and enforcement of this Lease with venue in San Joaquin County, except where indicated differently in this Lease.

SECTION 17.13.    Time is of the Essence.
--------------    -----------------------

Time is of the essence of this Agreement.

SECTION 17.14.    Successors and Assigns.
--------------    -----------------------

Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, successors and assigns; except that nothing in this Paragraph shall be deemed to permit any assignment, subletting, occupancy, or use contrary to the provisions of this Article.

SECTION 17.15.    Survival of Obligations.
--------------    ------------------------

Any obligation of Tenant to pay any sum owing in order to perform the provisions of this Lease after the expiration or other termination of this Lease, shall survive the expiration or other termination of this Lease.

SECT10N 17.16.  Arbitration.
--------------  ------------

Any controversy between the parties hereto involving the construction or application of any of the terms, covenants, or conditions of this Lease shall on written request of one party served on the other be submitted to arbitration and such arbitration shall comply with and be governed by the provisions of the American Arbitration Association.

SECTION 17.17.    Attorney Fees.
--------------    --------------

In case suit should be brought for recovery of the Premises, or for any sum or rents due hereunder, or because of any act which may arise out of the possession of the Premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

If Landlord shall be made a party to any litigation commenced by or against Tenant, Tenant shall pay all costs, expenses and attorneys' fees incurred by Landlord in connection with such litigation except in the event that such litigation shall determine that Landlord has committed a breach of this Lease and shall adjudicate that Landlord is liable therefor.

SECTION 17.18.    Representations.
--------------    ----------------

Tenant acknowledges that neither Landlord nor Landlord's agents, employees, or contractors have made any representations or promises with respect to the Premises, or this Lease except as expressly set forth herein.


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                                       22

SECTION 17.19.    Landlord's Liability.
--------------    ---------------------

Landlord's liability hereunder shall be limited solely to Landlord's interest in the Premises.

SECTION 17.20.    Landlord's Consent Must Be Reasonable.
--------------    --------------------------------------

Wherever in this Lease the consent or approval of Landlord is required, such consent or approval shall not be unreasonably withheld.

SECTION 17.21.    Contingency.
--------------    ------------

This Lease is contingent upon regulatory approval by the California Department of Financial Institutions and the FDIC. If the contingencies are not lifted by August 1, 1999, the Lease shall become null and void and the security deposit and Prepaid Rent shall be refunded to Tenant.

IN WITNESS WHEREOF the parties hereto have executed this Lease this day and year first above written.


LANDLORD, Elf Realty Corporation      TENANT, Service 1st Bank (Proposed)


By:_____________________________      By:_______________________________
Brian Collins                         Brian Garrett
President                             Chief Executive Officer


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                                       23

                                    ARTICLE I
                                    ---------
                             BASIC LEASE PROVISIONS
                             ENUMERATION OF EXHIBITS

SECTION 1.01. Basic Lease Provisions

DATE:                         April 13,1999

LANDLORD:                     Elf Realty Corporation

ADDRESS OF LANDLORD:          HSR Realty
                              814 Ackerman Dr.
                              Danville, CA. 94526

TENANT:                       Service 1st Bank (Proposed)

ADDRESS OF TENANT:            60 West Tenth Street, Tracy, CA.

PERMITTED USE:                (1) The delivery of financial services to
                              commercial and retail customers including operating a bank, savings bank, credit union, insurance company/agency, stock brokerage, trust company, or related financial services company or institution, (2) general office use, (3) data processing, or (4) any other business now or in the future operated by Tenant, its affiliates, subsidiaries, or assignees, in accordance with
                              Article IV.

TENANT'S TRADE NAME:          Service 1st Bank (Proposed)

PREMISES:                     The entire building located at 60 West Tenth
                              Street, Tracy, CA.

LEASE TERM RENTAL             Seven (7) years commencing no later than 60 days
COMMENCEMENT DATE AND TERM    following the vacating of the Premises by the
(Section 2.05):               current Tenant, but no later than May 1, 2000
                              (commencement date)

LEASE YEAR                    If the Commencement date is other than the first
                              day of a calendar month, the first Lease Year shall be the period of time from said Commencement
                              Date to the end of the month in which said
                              Commencement date shall occur plus the following twelve (12) calendar months. Each Lease Year thereafter shall be successive period of twelve
                              (12) calendar months.

FIXED MINIMUM RENT            $6,100.00 (Six Thousand One Hundred Dollars) per
(Section 3.01):               calendar month of the Lease Year.

PERIODIC COST OF LIVING       An integral part of this Lease
ADJUSTMENT (Section 3.02):

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                                        1

COMMON AREA MAINTENANCE       Tenant to pay all taxes and assessments,
PAYMENT & OPERATING EXPENSE   maintenance and repairs. Landlord to pay real
(Section 4.01):               property Insurance.

PREPAID RENT:                 $6,100.00 (Six Thousand One Hundred Dollars) upon
                              execution of this Lease as prepaid rent to be applied to the first installment of Fixed Minimum
                              Rent due hereunder. If this Lease is terminated as per Section 17.21 below, the prepaid rent shall immediately be refunded to Tenant.

SECURITY DEPOSIT:             $6,100.00 (Six Thousand One Hundred Dollars) upon
                              execution of this Lease. If this Lease is terminated as per Section 17.21 below, the Security Deposit shall immediately be refunded to Tenant.

OPTION TO RENEW:              Tenant has two (2) consecutive options to extend
                              the Lease term for five (5) years each as per
                              Section 3.05 below. The Fixed Minimum Rent shall be adjusted under the terms of this Lease. All other terms of this Lease shall remain in effect.

SECTION 1.02.     Significance of a Basic Lease Provision.
-------------     ----------------------------------------

Each reference in this "Lease" to any of the Basic Lease Provisions contained in
Section 1.01 of this Article shall be deemed and construed to incorporate all of the terms thereof. The Basic Lease Provisions shall be construed in connection with and limited by any such reference.

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                                        2

                                   ARTICLE II
                                   ----------
                     DEMISE OF PREMISES AND QUIET ENJOYMENT

SECTION 2.01.     Description and General Obligations.
-------------     ------------------------------------

Landlord owns the building located at 60 West Tenth Street, Tracy, CA. In consideration of the rents, covenants and agreements reserved and contained in this Lease, Landlord hereby leases and demises the Premises to Tenant and Tenant rents same, in order that Tenant shall continuously operate its business operations thereon in accordance with its Permitted Use, subject only to the terms and conditions herein contained and all liens, encumbrances, easements, restrictions, zoning laws, and governmental or other regulations affecting the Premises.

The Premises shall include the following fixtures: any items left by the previous Tenant, such as the vault, teller line, and other cabinetry to be mutually agreed upon, and which shall remain the property of Landlord.

SECTION 2.02.     Quiet Enjoyment.
-------------     ----------------

Landlord covenants that Tenant, upon paying all sums due from Tenant to Landlord, hereunder "Rent", and performing and observing all of Tenant's obligations under this Lease, shall peacefully and quietly have, hold and enjoy the Premises and the appurtenances throughout the Lease Term without interference by the Landlord, subject, nevertheless, to the other terms and provisions of this Lease.

SECTION 2.03.     Statement of Lease Term.
-------------     ------------------------

When the commencement date and termination date of the Lease Term have been determined, Landlord and Tenant shall execute and deliver a written statement in recordable form specifying therein the Rental Commencement Date and termination date of the Lease Term.

                                  ARTICLE III
                                  -----------
                                      RENT

SECTION 3.01.     Fixed Minimum Rent.
-------------     -------------------

During the entire Lease Term, Tenant covenants and agrees to pay to Landlord, in lawful money of the United States, without any prior demand and without any deduction or setoff whatsoever, the fixed Minimum Rent as provided in Section
1.01. The payment of Fixed Minimum Rent by Tenant to Landlord shall be made in advance on the first day of each calendar month during the Lease Term hereof. Fixed Minimum Rent for any partial calendar month during the Lease Term shall be prorated on a per diem basis.

SECTION 3.02.     Periodic Cost of Living Adjustment.
-------------     -----------------------------------

The minimum monthly rent shall be subject to adjustment at the commencement of the second year of the term and each year thereafter ("the adjustment date") as follows:

The base for computing the adjustment is the Consumer Price Index (All Urban consumers) (base year 1982-1984 - 100) for San Francisco-Oakland-San Jose published by the United States Department of Labor, Bureau of Labor Statistics ("Index") which was last published one (1) year prior to the Adjustment Date ("Beginning Index"). The Index last published prior to the Adjustment Date ("Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the

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                                        3

Beginning Index, the minimum monthly rent for the following year (until the next rent adjustment) shall be set by multiplying the minimum monthly rent for the preceding period by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index.

The above adjustment shall be subject to a minimum floor of two percent (2%) and a maximum cap of five percent (5%), therefore the adjusted minimum rent shall be no less than two percent (2%) greater than the monthly minimum rent in effect prior to the Adjustment Date then occurring and shall be no more than five percent (5%) greater than the monthly minimum rent in effect prior to the Adjustment Date then occurring.

If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

SECTION 3.03.     Additional Charges.
-------------     -------------------

In addition to Fixed Minimum Rent, all other payments (except reimbursements) to be made by Tenant to Landlord shall be deemed to be and shall become "Additional Rent" hereunder whether or not the same be designated as such, and shall be due and payable on demand together with any interest thereon; and Landlord shall have the same remedies for failure to pay same as for a non-payment of Minimum Rents. (Minimum Rent and Additional Rent are hereinafter sometimes collectively referred to as "Rent"). If Tenant fails to make any payment of Rent when due as required under the applicable provisions of this Lease, Tenant shall pay a late charge in accordance with Section 3.04 hereof.

SECTION 3.04.     Past Due Rent and Additional Rent.
-------------     ----------------------------------

If Tenant shall fail to pay, when the same is due and payable, any Rent or any Additional Rent, or amounts or charges of the character described in Section
3.03 hereof, Tenant shall pay as Additional Rent a late fee equal to six (6%) percent of the delinquent amount if such payments are not paid within five days of their due date. Landlord and Tenant agree that this late charge represents a reasonable estimate of the costs and expenses Landlord will incur and is fair compensation to Landlord for its loss suffered by reason of late payment by Tenant.

SECTION 3.05.     Option to Renew.
-------------     ----------------

If Tenant elects to exercise its Option to Renew provided for in Section 1.01, then Tenant shall provide Landlord with written notice not earlier than six (6) months prior to the expiration of the then current term of the Lease, but no later than 5:00 p.m. (Pacific Time) on the date which is three (3) months prior to the expiration of the then current term of the Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

SECTION 3.06.     Option Minimum Rent
-------------     -------------------

The Fixed Minimum Monthly Rent for the Option Period shall be determined by either the Cost of Living Adjustment (Section 3.02) or the Fair Market Rental (Section 3.07 below), whichever is greater.

Should the Fair Market Rental Adjustment prevail for one or both of the two Option Periods, the Fixed Minimum Monthly Rent shall be adjusted in accordance with Section 3.07 for the first year and Section 3.02 for the second and subsequent years.

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                                        4

SECTION 3.07.     Fair Market Rental
-------------     ------------------

Fair Market Rental shall be the actual rental rates for comparable space of comparable financial institutions in other comparable areas of Tracy, California, adjusting to account for, with respect to such rental, any difference between the lease and the lease(s) of comparable space, including without limitation, net versus gross lease provisions. Fair Market Rental shall be determined pursuant to the foregoing factors and shall mean the Fair Market Rental in effect as of the beginning of the Option Period.

Not less than sixty (60) days before the beginning of each Option Period, Landlord shall notify Tenant of Landlord's determination of the Fair Market Rental for the Premises for the coming Option Period (the Fair Market Rental Notice).

If Tenant disputes the amount of the Fair Market Rental as determined by Landlord, Tenant may require that Landlord submit the dispute to arbitration. The judgment rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between parties. The arbitration shall be conducted in San Francisco, California, in accordance with the then prevailing rules of the American Arbitration Association or its successors for arbitration of commercial disputes, except to the extent that the procedures mandated by such rules shall be modified as follows:

Tenant shall make demand for arbitration in writing within twenty (20) business days after receipt of the Fair Market Rental Notice, specifying therein the name and address of the person to act as the arbitrator on Tenant's behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the fair market rental of comparable space in comparable areas in Tracy, California. Failure on the part of Tenant to make a timely and proper demand for such arbitration shall constitute a waiver of the right thereto, and rental for the option period shall be the amount stated in the Fair Market Rental Notice. Within ten (10) business days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the appointment of its arbitrator within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue.

If two arbitrators are chosen pursuant to the preceding paragraph, the arbitrators so chosen shall meet within ten (10) business days after the second arbitrator has been appointed and, if within twenty (20) business days after such meeting the two arbitrators are unable to agree promptly upon a determination of Fair Market Rental, they - themselves - shall appoint a third arbitrator who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators.

If the two arbitrators are unable to agree upon such appointment within five (5) business days after the expiration of such twenty (20) day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon within a further period of ten (10) business days. If the parties cannot so agree, then either party, on behalf of both, may request the then Chief Judge of the United States District Court having jurisdiction over the City of San Francisco, California, to appoint a third arbitrator and the other party shall not raise any question as to the judge's full power and jurisdiction to entertain the application for and make the appointment.

Where the issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settled between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators as follows:
The arbitrator selected by each of the parties shall state in writing his determination of the Fair Market Rental supported by the reasons therefore with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rental. The third arbitrator shall have no right to propose

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                                        5
a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and shall be final and binding upon the parties.

If any arbitrator fails, refuses, or is unable to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for the appointment of the third arbitrator. The arbitrators shall attempt to decide the issue within ten (10) business days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expense of its respective arbitrator and both shall share the fees and expenses of the third arbitrator, if any. The attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

The arbitrators shall have the right to consult experts and competent authorities for factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrators shall render their decision in writing with counter-part copies to each party. The arbitrators shall have no power to modify the provisions of the lease.

If the new rental term begins prior to determination of Fair Market Rental, then the minimum monthly rental initially due during the new rental term shall be the amount stated in the Fair Market Rental Notice. Within fifteen (15) days after determination of the Fair Market Rental, the appropriate party shall pay the other party the difference between the amount actually paid and the amount that should have been paid pursuant to this Paragraph 2.

In no case shall the Fixed Minimum Monthly Rent be less than the minimum monthly rent paid immediately preceding the option period year, plus two (2%) percent.

                                   ARTICLE IV
                                   ----------
                                 PERMITTED USE

SECTION 4.01.     Use of Premises
-------------     ---------------

Tenant shall use and occupy the Premises during the term for the purpose of delivering financial services to commercial and retail customers including operating a bank, savings bank, credit union, mortgage company, insurance company/agency, stock brokerage, trust company, or related financial services company or institution (2) general office use, (3) data processing, or (4) any other business now or in the future operated by Tenant, its affiliate, subsidiaries, or assignees, and for no other purpose whatsoever without the written consent of Landlord.

SECTION 4.02.     Continuous Operation
-------------     --------------------

Tenant shall continuously during the entire term hereof conduct and carry on Tenant's aforesaid business in the Premises and shall keep said Premises open for business and cause such business to be conducted thereon during each and every business day for such number of hours each day as is customary for business of like character in the City of Tracy, except for a temporary shutdown on account of strikes, lockouts or causes beyond the control of Tenant, or (for not more than one (1) day) out of respect to the memory of any deceased officer or employee of Tenant.

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                                        6

Should Tenant close the Premises without the express consent of Landlord, Landlord may terminate this Lease.

SECTION 4.03.     Abandonment
-------------     -----------

Tenant agrees not to vacate or abandon the Premises at any time during the Lease Term. Should Tenant vacate or abandon the Premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a breach of this Lease and, in addition to any other rights which Landlord may have, Landlord may, after notice to Tenant, terminate this Lease and remove any personal property belonging to Tenant which remains on the Premises and store the same in a public warehouse or elsewhere, such removal and storage to be at the cost of and for the account of Tenant.

Notwithstanding the above, Tenant may vacate the Premises, with prior written notice to Landlord, at any time, for no more than six (6) months, and such action shall not constitute an event of default provided Tenant continues to meet all other Lease Obligations, including Rent.

SECTION 4.04.     Surrender of Premises
-------------     ---------------------

At the termination of this Lease, Tenant shall surrender the Premises in the same condition (subject to the removals hereinafter required) as the Premises were on the date Tenant opened the Premises for business to the public, reasonable wear and tear and loss due to insured casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Prior to termination, Tenant shall remove all its trade fixtures, and, to the extent required by Landlord by written notice, any other installation, alterations or improvements before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

                                   ARTICLE V
                                   ---------
                                OPERATING COSTS

SECTION 5.01.     Operating Costs.
-------------     ----------------

During each month of the Lease Term, Tenant shall pay all taxes, public charges and assessments of whatsoever nature directly or indirectly assessed or imposed upon the land, buildings, equipment and improvements constituting the Premises, including, but not limited to, all real property taxes, rates, duties and assessments, local improvement taxes, import charges or levies, whether general or special, that are levied, charged or assessed against the Premises by any lawful taxing authority whether federal, state, county, municipal, school or otherwise (other than income, inheritance and franchise taxes thereon).

                                   ARTICLE VI
                                   ----------
                INSTALLATION, MAINTENANCE, OPERATION AND REPAIR

SECTION 6.01.     Tenant Installation.
-------------     --------------------

Tenant shall, at Tenant's sole expense, install all trade fixtures and equipment required to operate its business (all of which shall be of first-class quality and workmanship). All trade fixtures, signs, or other personal property installed in the Premises by Tenant shall remain the property of Tenant and may be removed at any time provided that Tenant is not in default hereunder and provided the removal thereof

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                                        7
does not cause, contribute to, or result in Tenant's default hereunder; and further provided that Tenant shall at Tenant's sole expense promptly repair any damage to the Premises resulting from the removal of personal property and shall replace same with personal property of like or better quality. The term "trade fixtures" as used herein shall not include carpeting, floor coverings, attached shelving, lighting fixtures other than free-standing lamps, wall coverings, or similar Tenant improvements which upon installation shall immediately become the property of Landlord but which can be moved, modified, or changed by Tenant at any time during the Lease Term without permission from Landlord. Tenant shall not attach any fixtures or articles to any portion of the Premises, nor make any alterations, additions, improvements, or changes or perform any other work whatsoever in and to the Premises, other than minor interior cosmetic and decorative changes which do not exceed Five Thousand Dollars ($5,000.00) in the aggregate per Lease Year, without in each instance obtaining the prior written approval of Landlord. Any alterations, additions, improvements, changes to the Premises or other work permitted herein shall be made by Tenant at Tenant's sole cost and expense.

SECTION 6.02.     Maintenance and Repairs by Tenant.
-------------     ----------------------------------

Except as provided in Section 6.01 hereof, Tenant shall, at Tenant's expense, at all times keep the Premises and appurtenances and every part thereto in good clean, sanitary and safe order, condition and repair, including fixtures, electrical, plumbing, sewage systems, sidewalks, parking lot and landscaping, thereby waiving all rights to make repairs at the expense of Landlord as provided in Section 1942 of the Civil code of the State of California, and all rights provided for by Section 1941 of said Civil Code. Tenant shall replace all broken glass with glass of the same size and quality and on a quarterly basis maintain and repair HVACs. Any replacement of major parts or an entire HVAC unit shall be handled as follows: Upon determination of the need for replacement of parts or an entire unit, and the cost, Tenant shall notify Landlord of the extent and cost of the replacement. Tenant shall be responsible for the first $5000 of cost for each HVAC unit. The $5000 shall be cumulative from the beginning of the Lease Term, and shall continue through the option periods. The cumulative $5000 shall not include costs paid by Tenant for quarterly maintenance or minor repairs. If the replacement of parts or an entire unit exceeds the $5000 cap per unit, Landlord shall pay the difference between the actual cost and the $5000. Tenant shall, in a manner satisfactory to Landlord, paint the interior of the Premises when necessary to maintain at all times a clean and sightly appearance. In the event Tenant fails to perform any of its obligations as required hereunder, Landlord may, but shall not be required to, perform and satisfy same, with Tenant hereby agreeing to reimburse Landlord for the cost hereof promptly upon demand.

Tenant shall make any and all additions, improvements, alterations, and repairs to or on the Premises (other than those required for the structural repair of the roof, or exterior walls), which may at any time during the Lease Term be required or recommended by any lawful authorities, insurance underwriters, inspection rating bureaus, or insurance inspectors designated by Landlord. Landlord may, but shall not be obligated to deal directly with any authorities respecting their requirements for additions, improvements, alterations or repairs. All such repairs shall be performed in a good and workmanlike manner, up to code. All such additions, improvements, and alterations thereto shall become immediately the property of Landlord. Tenant shall comply with all county, municipal, state, and federal laws and regulations including those relating to commercial banks, now in force or which hereafter may be in effect pertaining to the Premises.

SECTION 6.03.     Signs, Awnings and Canopies.
-------------     ----------------------------

Tenant shall not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and shall not place or maintain any exterior lighting, plumbing fixture or protruding object or any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval and consent, which shall not be unreasonably withheld. Notwithstanding the above,

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                                        8

Tenant shall be allowed to put the business hours, trade name and logo, and legal name in vinyl letters on the door windows, and to place signs and banners on the interior of the windows during marketing promotions without the consent of Landlord. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Tenant is allowed to place signs and awnings on the exterior of the building as per City of Tracy codes.

SECTION 6.04.     Discharge Of All Liens.
-------------     -----------------------

Tenant shall not create or permit to be created or to remain, and shall discharge, any lien (including, but not limited to, the liens of mechanics, laborers or materialmen for work or materials alleged to be done or furnished in connection with the Premises), encumbrance or other charge upon the Premises or any part thereof, upon Tenant's leasehold interest therein, provided, that Tenant shall not be required to discharge any such liens, encumbrances or charges as may be placed upon the Premises by the act of Landlord.

Tenant shall have the right to contest, in good faith and by appropriate legal proceedings, the validity or amount of any mechanics', laborers' or materialmen's lien or claimed lien. In the event of such contest, Tenant shall give to Landlord reasonable security as may be required by Landlord to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises or any part thereof by reason of such non-payment. On final determination of such lien or such claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have such lien released or judgment satisfied at Tenant's expense, and upon such payment and release of satisfaction, Landlord shall promptly return to Tenant such security as Landlord shall have received in connection with such contest. Landlord reserves the right to enter the Premises to post and keep posted notices of non-responsibility for any such lien. Tenant shall pay, protect and indemnify Landlord from and against all liabilities, losses, claims, damages, costs and expenses, including reasonable attorney's fees, incurred by Landlord by reason of the filing of any lien and/or the removal of the same.

SECTION 6.05.     Utilities.
-------------     ----------

From the time Tenant first enters the Premises for the purpose of installing fixtures or from the commencement of the Lease Term, whichever date is the earlier, Tenant shall pay in a timely manner for water, gas, light, power, refuse, and all other utilities and services to or consumed in or on the Premises.

Utility service providers shall be chosen and retained by Landlord.

Tenant shall comply with all present and future laws, order, and regulations of all federal, state, municipal and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse and trash.

SECTION 6.06.     Maintenance by Landlord.
-------------     ------------------------

Except as provided in Section 9 and for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at its sole cost and expense, shall keep in good condition and repair the foundations, exterior walls, and exterior roof of the Premises. Landlord shall also maintain the unexposed electrical, plumbing and sewage systems including, without limitation, those portions of the systems lying outside the Premises; window frames, gutters and down spouts on the building. If maintenance or repair of any item in this Section 6.06 is necessary due to the negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Tenant shall repair and maintain such items. Notwithstanding anything in this Lease to the contrary, Landlord shall only be responsible for repairs of the items mentioned in this Section if said repairs are due to normal wear and tear, age, or obsolescence. For example, if wiring in the walls needs repair because of the age of the wiring or a faulty or old breaker, said repairs shall be the responsibility of Landlord. If Tenant overloads

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                                        9
a circuit by attaching too much equipment to it, causing damage to the wiring or breakers, Tenant shall be responsible for repairing the wires and breakers.

Landlord shall comply with all county, municipal, federal, and state laws and regulations, including those relating to commercial banks, now in force or which hereafter may be in effect pertaining to the Premises.

Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable for failure to make repairs required to be made by Landlord under provisions of this Lease unless Tenant has previously notified Landlord in writing of the need for such repairs and Landlord has failed to commence and complete the repairs within a reasonable time following receipt of Tenant's notification. If Landlord fails to commence such repairs or replacements required of Landlord pursuant to the foregoing within thirty (30) days after written notice from Tenant of the need for such work (or if more than thirty
(30) days shall be required because of the nature of the work, if Landlord shall fail to diligently proceed to commence to perform such work after written notice), Tenant shall be entitled to make such repairs as are necessary, and Landlord shall reimburse Tenant for the cost paid by Tenant in doing so within thirty (30) days after Tenant's delivery to Landlord of an invoice, together with reasonable back up documentation for same.

SECTION 6.07.     Hazardous Substances
-------------     --------------------

Landlord has no knowledge of the presence of hazardous substances in or on the Premises. Hazardous substances pose only a hazard when disturbed, damaged, or released into the air. Therefore, Tenant shall inform Landlord anytime Tenant plans to repair, remove, or otherwise disturb any areas or materials that may contain hazardous substances and where there may be the possibility of releasing, disturbing, or coming in contract with hazardous substances.

In the event that any hazardous substances are discovered in or on the Premises, which may present a danger to Tenant and Tenant's agents, employees, invitees, etc. when disturbed or released in the air, and it is determined that such hazardous substances have been placed on the Premises prior to Tenant's occupancy, such hazardous substances shall be encapsulated (if feasible) or diligently removed by qualified personnel, at Landlord's cost and expense.

The making of alterations or the removal of all or a portion of such hazardous substances shall not entitle Tenant to any damages except for injury or damages arising out of Landlord's negligence or that of its agents nor shall it relieve Tenant of the obligation to pay any sums due under this Lease except to the extent that the premises are unusable for the conduct of business during or after the removal.

Tenant shall not cause or permit the storage or use of any hazardous substances in or on the Premises.

                                   ARTICLE VII
                                   -----------
                     OPERATING RULES, REGULATIONS, SURRENDER

SECTION 7.01.     Rules and Regulations.
-------------     ----------------------

Tenant agrees to comply with and observe the following rules and regulations:

1. No aerial or antennae shall be erected on the roof or exterior walls of the Premises or on the grounds, without in each instance, the written consent of Landlord. Any aerial or antennae so installed without such written consent shall be subject to removal without notice at any time at Tenant's sole cost and expense.

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                                       10

2. The exterior areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstructions or merchandise in such areas.

3. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents or invitees shall, have caused it.

4. Tenant shall not commit or suffer to be committed any waste upon the Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Premises may be located.

6. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state of California, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force, and all regulations, orders and other requirements issued or made pursuant to any such ordinances and statutes.

Tenant agrees to comply with and observe the rules and regulations set forth above. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of the Lease Terms in the manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to amend or supplement said rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Premises provided these amendments are agreeable to both Landlord and Tenant and both shall be reasonable in negotiating if negotiation becomes necessary.

                                  ARTICLE VIII
                                  ------------
                                    INSURANCE

SECTION 8.01.     Tenant's Coverage.
-------------     ------------------

Tenant shall maintain at its sole expense during the term hereof, liability insurance covering the Premises with a $2,000,000 Limit of Liability for commercial general liability for each occurrence and $2,000,000 annual aggregate. Tenant shall also keep in force rent insurance as well as special form property insurance for the full replacement value of Tenant's improvements and Tenant's property, including, but not limited to, inventory, trade fixtures, furnishings and other personal property. Tenant shall also have plate glass insurance covering all plate glass on the Premises at full replacement value, however for plate glass coverage Tenant shall have the option to either insure this risk or self-insure. Tenant shall cause such insurance policies to name Landlord as an additional insured and to be written so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. In addition, Tenant shall keep in force workman's compensation or similar insurance to the extent required by law. Tenant shall deliver to Landlord at least five (5) days prior to the commencement of the Term a copy of the insurance policy or the endorsement evidencing coverage and evidencing Landlord, Elf Realty Corporation, as additional insured. Each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument furnished to Landlord that it will give Landlord thirty (30) days' prior written notice before the policy or policies in question shall be altered or canceled.

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                                       11

SECTION 8.02.     Landlord Coverage.
-------------     ------------------

Landlord shall throughout the Lease Term, at its sole cost and expense, keep the property insured.

SECTION 8.03.     Indemnification.
-------------     ----------------

During the term of this Lease, Tenant shall indemnify and hold Landlord, Landlord's officers, agents, and employees, harmless from any loss, cost or expense of any sort or nature, and from any liability to any person on account of any damage to person or property arising out of any failure of Tenant to perform and comply in any respect with any of the requirements and provisions of this Lease, provided that such damage does not result directly or indirectly by reason of conduct of Landlord, Landlord's officers, agents and employees. Landlord shall indemnify and save Tenant harmless from any loss, cost or expense of any sort or nature, and from any liability to any person on account of any damage to person or property arising out of any failure of Landlord to perform and comply in any respect with any of the requirements and provisions of this Lease; provided that such damage does not result directly or indirectly by reason of conduct of Tenant, its agents and employees.

SECTION 8.04.     Indemnity Agreement
-------------     -------------------

Tenant hereby agrees to indemnify Landlord, Landlord's officers, agents and employees against, and hold Landlord, Landlord's officers, agents and employees harmless from any and all claims, demands, actions, loss or liability because or on account of injuries to or death of any person (including death or injuries to Tenant's employees) and damage to property of others, howsoever caused or sustained (except where caused in whole or in part by negligence of Landlord, Landlord's officers, agents and/or employees,) and in any way arising out of or connected with the occupancy or use of the Premises (including the ways immediately adjoining).

SECTION 8.05.     Release
-------------     -------

Tenant hereby waives and releases all claims which Tenant may have against Landlord, Landlord's officers agents and employees, for damages to or loss of any property of any kind in which Tenant has an interest, howsoever such loss or damage may have occurred or been caused.

                                   ARTICLE IX
                                   ----------
                             DAMAGE & CONDEMNATION

SECTION 9.01.     Partial Damage.
-------------     ---------------

If the Premises are partially damaged or destroyed and paragraph 9.02 does not apply, Landlord shall promptly repair the damage and restore the improvement at Landlord's expense. The completed repair, restoration or replacement shall be equal in value, quality and use to the condition of the improvement immediately before the damage.

SECTION 9.02.     Major Damage: Destruction.
-------------     --------------------------

If the Premises are destroyed or damaged and the damage or destruction renders more than 50% of the Premises permanently untenantable, either party may elect to terminate the Lease as of the date of the damage or destruction by giving the other party written notice within 30 days after the date of the damage. In such event all rights and obligations of the parties shall cease as of the date of termination, and Tenant shall be entitled to reimbursement of any Prepaid Rent. If neither party elects to terminate, Landlord shall promptly and diligently proceed to restore the Premises to substantially the same form as

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                                       12
prior to the damage or destruction. Work shall be commenced as soon as possible and shall proceed without interruption during normal working hours except for work stoppages on account of labor disputes and matters outside of Landlord's control.

SECTION 9.03.     Rent Abatement.
-------------     ---------------

Rent shall be proportionately abated during the repair of any damage to the Premises to the extent Tenant's use of the Premises is materially impaired.

SECTION 9.04.     Tenant's Work.
-------------     --------------

Promptly following such destruction, Tenant shall, at Tenant's expense, perform any work required to place the Premises in their prior condition and Tenant shall restore, repair or replace its stock in trade fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

SECTION 9.05.     Condemnation.
-------------     -------------

  9.05.1  Taking.

          The term "Taking" as used in this Section 9.05, shall mean an appropriation or taking under the power of eminent domain by any public or quasi-public authority or a voluntary sale or conveyance in lieu of condemnation but under threat of condemnation.

  9.05.2  Total Taking.

          In the event of a Taking of the entire Premises, this Lease shall terminate and expire as of the date possession is delivered to the condemning authority and Landlord and Tenant shall each be released from any liability accruing pursuant to this Lease after the date of such termination, but Minimum Annual Rent and Additional Rent for the last month of Tenant's occupancy shall be prorated and Landlord shall refund to Tenant any Minimum Annual Rent and Additional Rent paid in advance.

  9.05.3  Partial Taking.

          If (a) there is a Taking of a material portion of the Premises and the remainder of the Premises is not, in Tenant's sole but reasonable business judgment, suitable for the continued operation of Tenant's business, Tenant may terminate this Lease upon giving notice in writing of such election to Landlord within thirty (30) days after receipt by Tenant from Landlord of written notice that a portion of the Premises has been so appropriated or taken. In each case, the termination of this Lease shall be effective as of the date Tenant is required to vacate the Premises, or the portion of the Premises taken.

  9.05.4  Award.

          The entire award or compensation in any such condemnation proceeding, whether for a total or partial Taking, or for diminution in the value of the leasehold or for the fee, shall belong to and be the property of Landlord; and, in any event, the holder of any mortgage or deed of trust encumbering the Project shall have a first priority to the extent of the unpaid balance of principal and interest on its loan. Without derogating the rights of Landlord or said lender under the preceding sentence, Tenant shall be entitled to recover from the condemning authority such compensation as may be separately awarded by the condemning authority to Tenant or recoverable from the condemning authority by Tenant in its own right for the taking

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                                       13
          of trade fixtures and equipment owned by Tenant and for the expense of removing and relocating its trade fixtures and equipment, but only in the event that the compensation awarded to Tenant shall be in addition to and shall not diminish the compensation awarded to Landlord as provided above.

  9.05.5  Continuation of Lease.

          In the event of a Taking, if Landlord and Tenant elect not to terminate this Lease as provided above (or have no right to so terminate), Landlord agrees, at Landlord's cost and expense as soon as reasonably possible after the Taking, to restore the Premises (to the extent of the condemnation proceeds) on the land remaining to a complete unit of like quality and character as existed prior to the Taking and, thereafter, Minimum Annual Rent and Additional Rent payable by Tenant hereunder shall be reduced on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining, and Landlord shall be entitled to receive the total award or compensation in such proceedings.

                                    ARTICLE X
                                    ---------
                              DEFAULT AND REMEDIES

SECTION 10.01:    Tenant's Default.
                  -----------------

Each of the following events shall be a default by Tenant and a breach of this
Lease:

 10.01.1  Failure to Pay Rent.

          Failure of Tenant to make any rent payment within ten days after receipt of written notice from Landlord that it is due.

 10.01.2  Other Performance Failures.

          Failure of Tenant to perform any other term, condition or covenant of the Lease within thirty (30) days after receipt of written notice from Landlord specifying the nature of the failure with reasonable particularity. If the failure is of such a nature that it cannot be completely remedied within the 30-day period, the failure shall not be a default if Tenant begins correction of the failure within the 30 day period and thereafter proceeds with reasonable diligence and in good faith to correct the failure as soon as possible.

 10.01.3  Attachment.

          Attachment, execution, levy or other seizure by legal process of any right or interest of Tenant under this Lease if not released within thirty (30) days.

 10.01.4  Bankruptcy.

          An assignment by Tenant for the benefit of creditors, the filing by Tenant of a voluntary petition in bankruptcy, the filing of an involuntary petition in bankruptcy and failure of Tenant to secure a dismissal of the petition within thirty (30) days after filing, the appointment of a receiver to take possession of the Premises or improvements or the leasehold estate or of Tenant's operations on the Premises for any reason.

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                                       14

 10.01.5  Notwithstanding anything to the contrary in this Lease, in the event
          (a) Tenant or its successors or assignees shall become insolvent or bankrupt, or it or their interests under this Lease shall be levied upon or sold under execution of other legal process, or (b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution regulatory authority ("Regulatory Authority"), Landlord may, in either such event, terminate this Lease only with concurrence of any Receiver or Liquidator appointed by such Regulatory Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for Rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount greater than all accrued and Unpaid Rent to the date of termination.

SECTION 10.02.    Rights and Remedies.
--------------    --------------------

Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

Landlord may continue this Lease in full force and effect, and the Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due during the original term of this Lease. Tenant shall be liable immediately, however payment is only due within thirty (30) days of written notice by Landlord, to Landlord for all reasonable costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining Lease Term, but Tenant shall only be responsible for the obligations under this Lease for original Term hereof. Tenant shall pay to Landlord the Rent due under this Lease on the dates Rent is due, less Rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

If Landlord elects to relet the Premises as provided in this paragraph, Rent that Landlord receives from reletting shall be applied to the payment of:

First, any indebtedness from Tenant to Landlord other than Rent due from Tenant;

Second, all costs, including those for maintenance and repair, incurred by Landlord in reletting;

Third, Rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from Rent Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from the reletting is less than Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including those for maintenance and repair, Landlord incurred in reletting that remain after applying Rent received from the reletting as provided in this paragraph.

Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

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                                       15

a) The worth, at the time of the award, of the unpaid Rent that had been earned at the time of termination of this Lease;

b) The worth, at the time of the award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided;

c) The worth, at the time of the award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; and

d) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

"The worth, at the time of the award", as used in a) and b) of this paragraph, shall be 10%. "The worth, at the time of the award", as referred to in c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

                                   ARTICLE XI
                                   ----------
                            ASSIGNMENT AND SUBLETTING

SECTION 11.01.    Landlord's Consent Required.
--------------    ----------------------------

Tenant shall not assign or sublease all or any part of its interest in this Lease or transfer any interest of Tenant therein (any and all such acts being collectively referred to herein as a "Transfer") without the prior written consent of Landlord, and attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. Landlord shall not unreasonably withhold its consent to a Transfer provided that the provisions of this Article XI are met. The only exception would be the transfer to an affiliate or subsidiary in which case the prior written consent of the Landlord is not required provided that the other provisions of this
Article XI are met.

SECTION 11.02.    Condition of Transfer.
--------------    ----------------------

If Tenant desires to effect a Transfer, Tenant shall submit in writing to Landlord within a reasonable time for evaluation prior to the proposed Transfer the following information all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective Transferee:

a)   The name and legal composition of the proposed Transferee;

b)   The nature of the business proposed to be carried on in the Premises;

c)   The terms and provisions of the proposed Transfer;

d) Such reasonable financial information as Landlord may request concerning the proposed Transferee.

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                                       16

It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. In the event Tenant seeks to transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right of remedy which Landlord may have by reason of such proposed Transfer:

1) Landlord may terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any liability hereunder accruing after such termination date by giving Tenant written notice of such termination within fifteen (15) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord gives such notice, Tenant shall surrender the Premises, in accordance with Section 15, on the effective termination date.

2) Landlord may consent to the proposed Transfer on certain conditions, including without limitations one or more of the conditions set forth in
     Section 11.03 (c), and (d) below.

SECTION 11.03.    Reasonable Consent.
--------------    -------------------

The parties hereto agree that Landlord's refusal to consent to any proposed Transfer, or conditional consent to any Transfer, shall not be deemed unreasonable if:

a) The proposed Transferee, or the proposed Transfer of the Premises to such Transferee will not attract the same or greater volume of trade and patronage to the Building as Tenant of the use of the Premises by Tenant;

b) Tenant fails to provide Landlord with the information requested by Landlord pursuant to Section 11.02 (a), (b), (c), and (d) above, within a reasonable time for evaluation prior to the proposed Transfer;

c) Landlord conditions its consent to such Transfer by requiring that Tenant agree to pay to Landlord, as Additional Rent, fifty percent (50%) of any and all rents in excess of the Rent to be paid under this Lease. For the purpose of this Article 11, the term "Rent" shall include any consideration of any kind received or to be received, by Tenant from the Transferee, if such sums are related to Tenant's interest in this Lease.

Tenant expressly agrees that the conditions imposed by Landlord for any Transfer pursuant to this Article 11 are not unreasonable for purposes of Section 1951.4
(b) (2) of the California Civil Code, as amended from time to time.

SECTION 11.04.    Assignment Fees
--------------    ---------------

Should Tenant request the consent of Landlord to an assignment of this Lease or of any of Tenant's rights thereunder and whether or not such consent is ultimately given by Landlord and/or any such assignment, subletting, occupancy or use is carried out, Tenant agrees to pay to Landlord's agent the sum of $500.00 for services plus expenses and to Landlord reasonable attorneys' fees incurred in connection with each such request.

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                                       17

                                   ARTICLE XII
                                   -----------
                                 RIGHT OF ENTRY

SECTION 12.01.    Right of Entry.
--------------    ---------------

Landlord or Landlord's agents shall have the right to enter the Premises at reasonable times, with notice if possible, to examine the same, and to show them to prospective purchasers or tenants, to post notices, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the Rent reserved shall in no wise abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the six months prior to the expiration of the Lease Term or any renewal term, Landlord may place upon the Premises the usual notices "For Lease" which notices Tenant shall permit to remain thereon without molestation. Landlord shall limit any "For Sale" sign placed on the building to no larger than 4 feet by 4 feet, and clearly indicate on the sign that the building, not the Bank or the business, is for sale.

                                  ARTICLE XIII
                                  ------------
                                TENANT'S PROPERTY

SECTION 13.01.    Taxes.
--------------    ------

Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes, levies and fees of every kind and nature, including, but not limited to, general or special assessments assessed during the Lease Term against any personal property of any kind, owned by or placed in, upon or about the Premises by Tenant and taxes assessed on the basis of Tenant's occupancy thereof, including, but not limited to, taxes measured by Rents due from Tenant hereunder.

SECTION 13.02.    Notices by Tenant.
--------------    ------------------

Tenant shall give immediate telephone or facsimile notice to Landlord in case of fire, casualty, or accidents in the Premises or in the building of which the Premises are a part or of defects therein or in any fixtures of and/or equipment and shall promptly thereafter confirm such notice in writing.

                                   ARTICLE XIV
                                   -----------
                        SUCCESSION TO LANDLORD'S INTEREST

SECTION 14.01.    Attornment.
--------------    -----------

If the interest of Landlord is transferred to any person or entity by reason of foreclosure or other proceedings of enforcement of any mortgage, deed of trust or security interest or by delivery of a deed in lieu of foreclosure or other proceedings, Tenant shall upon delivery to Tenant by said transferee of a nondisturbance agreement, immediately and automatically attorn to such person or entity. In the event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default.

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                                       18

SECTION 14.02.    Subordination.
--------------    --------------

This Lease shall be subordinate to the lien of any mortgage or security deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Premises, any portion thereof, or upon any buildings hereafter placed upon the land of which the Premises are a part, and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof. The aforesaid provisions shall be self-operative and no further instrument of subordination shall be required to evidence such subordination. Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Landlord and any mortgagees or proposed mortgagees.

SECTION 14.03.    Estoppel Certificate.
--------------    ---------------------

Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises and/or the land thereunder by Landlord, an estoppel certificate shall be required from Tenant, Tenant agrees to deliver in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and stating the modification), that there are no defenses or offsets thereto (or stating those claimed by Tenant) and the dates to which Fixed Minimum Rent, and other charges have been paid.

                                   ARTICLE XV
                                   ----------
                              SURRENDER OF PREMISES

SECTION 15.01.    Condition on Surrender.
--------------    -----------------------

At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in the same condition as when tendered by Landlord, reasonable wear and tear and insured casualty excepted. Tenant shall promptly repair any damage to the Premises caused by the removal of any furniture, trade fixtures or other personal property placed in the Premises.

SECTION 15.02.    Holding Over.
--------------    -------------

Should Tenant, with Landlord's written consent, hold over at the end of the term, Tenant shall become a Tenant at will and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay rent and other charges at 105% of the highest monthly rate provided for herein.

                                   ARTICLE XVI
                                   -----------
                              TENANT FINANCIAL DATA

SECTION 16.01.    Tenant Financial Data.
--------------    ----------------------

Within fifteen (15) days after Landlord's written request, Tenant shall furnish Landlord with financial statements or other reasonable financial information reflecting Tenants current financial condition, certified by Tenant or its financial officer. If Tenant is a publicly traded corporation, delivery of Tenant's last published financial information shall be satisfactory for purposes of this Section.

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                                       19

Landlord may request the financial statements set forth herein only if the request is made for a specific reason, such as in connection with a sale, financing or refinancing the Project. Any information obtained from Tenant's financial statements shall be confidential and shall not be disclosed other than to carry out the purposes of this Lease; provided, however, Landlord shall incur no liability for the inadvertent disclosure of any such information. Landlord may divulge the contents of any financial statements in connection with any financing arrangement or sale of Landlord's interest in the Premises or in connection with any administrative or judicial proceedings.

                                  ARTICLE XVII
                                  ------------
                                  MISCELLANEOUS

SECTION 17.01.    Waiver.
--------------    -------

The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

SECTION 17.02.    Accord and Satisfaction.
--------------    ------------------------

No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

SECTION 17.03.    Entire Agreement.
--------------    -----------------

This Lease and the Exhibits and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

SECTION 17.04.    No Partnership.
--------------    ---------------

Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant.

SECTION 17.05.    Force Majeure.
--------------    --------------

In the event that Landlord shall be delayed or hindered in or prevented from doing or performing any act or thing required hereunder by reason of strikes, lock-outs, casualties, Acts of God, labor troubles, inability to procure materials, failure of power, governmental laws or regulations, riots, insurrection, war or other causes beyond the reasonable control of Landlord, then Landlord shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the

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                                       20
period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

SECTION 17.06.    Notices.
--------------    --------

Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered personally or sent by either United States certified mail postage prepaid or expedited mail service and shall be addressed (a) if to Landlord at the address provided in Section 1.01 for Landlord or at such other address as Landlord may designate by written notice and (b) if to Tenant at the address provided in Section 1.01 for Tenant or at such other address as Tenant shall designate by written notice. Notices shall be effective upon delivery unless delivery is refused or cannot be made in which event notice shall be effective on mailing.

SECTION 17.07.    Captions and Section Numbers.
--------------    -----------------------------

The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such section or articles of this Lease nor in any way affect this Lease.

SECTION 17.08.    Tenant Defined, Use of Pronoun.
--------------    -------------------------------

The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The word "Landlord" shall be deemed and taken to mean each and every person or party mentioned as a Landlord herein, be the same one or more; and if there shall be more than one Landlord, any notice required or permitted by the terms of this Lease shall be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 17.09.    Partial Invalidity.
--------------    -------------------

If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 17.10.    Execution of Lease.
--------------    -------------------

The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant. If Tenant is a corporation, Tenant shall furnish Landlord with such evidence, as Landlord reasonably requires to evidence the binding effect on Tenant of the execution and delivery of this Lease.

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                                       21

SECTION 17.11.    Recording.
--------------    ----------

Tenant agrees not to record this Lease. However, Tenant and Landlord, upon request of either, agree to execute and deliver a memorandum or so-called "short form" of this Lease in recordable form for the purpose of recordation at Tenant's expense. Said memorandum or short form of this Lease shall describe the parties, the Premises and the Lease Term and shall incorporate this Lease by reference.

SECTION 17.12.    Applicable Law.
--------------    ---------------

The Laws of the State of California shall govern the validity, performance and enforcement of this Lease with venue in San Joaquin County, except where indicated differently in this Lease.

SECTION 17.13.    Time is of the Essence.
--------------    -----------------------

Time is of the essence of this Agreement.

SECTION 17.14.    Successors and Assigns.
--------------    -----------------------

Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, successors and assigns; except that nothing in this Paragraph shall be deemed to permit any assignment, subletting, occupancy, or use contrary to the provisions of this Article.

SECTION 17.15.    Survival of Obligations.
--------------    ------------------------

Any obligation of Tenant to pay any sum owing in order to perform the provisions of this Lease after the expiration or other termination of this Lease, shall survive the expiration or other termination of this Lease.

SECTION 17.16.    Arbitration.
--------------    ------------

Any controversy between the parties hereto involving the construction or application of any of the terms, covenants, or conditions of this Lease shall on written request of one party served on the other be submitted to arbitration and such arbitration shall comply with and be governed by the provisions of the American Arbitration Association.

SECTION 17.17.    Attorney Fees.
--------------    --------------

In case suit should be brought for recovery of the Premises, or for any sum or rents due hereunder, or because of any act which may arise out of the possession of the Premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

If Landlord shall be made a party to any litigation commenced by or against Tenant, Tenant shall pay all costs, expenses and attorneys' fees incurred by Landlord in connection with such litigation except in the event that such litigation shall determine that Landlord has committed a breach of this Lease and shall adjudicate that Landlord is liable therefor.

SECTION 17.18.    Representations.
--------------    ----------------

Tenant acknowledges that neither Landlord nor Landlord's agents, employees, or contractors have made any representations or promises with respect to the Premises, or this Lease except as expressly set forth herein.

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                                       22

SECTION 17.19.    Landlord's Liability.
--------------    ---------------------

Landlord's liability hereunder shall be limited solely to Landlord's interest in the Premises.

SECTION 17.20.    Landlord's Consent Must Be Reasonable.
--------------    --------------------------------------

Wherever in this Lease the consent or approval of Landlord is required, such consent or approval shall not be unreasonably withheld.

SECTION 17.21.    Contingency.
--------------    ------------

This Lease is contingent upon regulatory approval by the California Department of Financial Institutions and the FDIC. If the contingencies are not lifted by August 1, 1999, the Lease shall become null and void and the security deposit and Prepaid Rent shall be refunded to Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this Lease this day and year first above written.

LANDLORD, Elf Realty Corporation          TENANT, Service 1st Bank (Proposed)


By: /s/ Brian Collins                     By: /s/ Brian Garrett
    ----------------------------------        ----------------------------------
Brian Collins                             Brian Garrett
President                                 Chief Executive Officer

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                                       23